                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                       PROTECTED EQUITY PORTFOLIO (PEP)

                       SUPPLEMENT DATED JANUARY 12, 2006
                    TO THE PROSPECTUS DATED JANUARY 1, 2006

This supplement revises information contained in the Prospectus dated
January 1, 2006 for Protected Equity Portfolio (PEP) variable annuity contracts issued by MetLife Investors USA Insurance Company in The Commonwealth of Massachusetts. It should be read in its entirety and kept together with your Prospectus for future reference. If you need another copy of the Prospectus, write to our distributor at MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614, or call us at (800) 842-9325 to request a free copy.

EXPENSES--REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

Under the description of the Nursing Home or Hospital Confinement and Terminal Illness riders, the following two sentences are deleted:

"The Nursing Home or Hospital Confinement Rider and/or Terminal Illness Rider may not be available in your state. (Check with your registered representative regarding availability)."

The following is added in place of the deletion:

"The Nursing Home or Hospital Confinement Rider and Terminal Illness Rider are not available in Massachusetts."